UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 6, 2021

Life Time Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40887	47-3481985
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2902 Corporate Place

Chanhassen, Minnesota 55317

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (952) 947-0000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, par value $0.01 per share	LTH	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

As contemplated in the registration statement on Form S-1 (File No. 333-259495) (the “Registration Statement”) of Life Time Group Holdings, Inc. (the “Company”) relating to the initial public offering (“IPO”) of 39,000,000 shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”), on October 6, 2021, immediately prior to the effectiveness of the Registration Statement, the Company entered into a Third Amended and Restated Stockholders Agreement (the “Stockholders Agreement”), dated October 6, 2021, by and among the Company and certain of its stockholders, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The terms of the Stockholders Agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Registration Statement and as described therein, which description is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws.

Amended and Restated Certificate of Incorporation

As contemplated in the Registration Statement, on October 12, 2021, in connection with the closing of the IPO, the Company filed an amended and restated certificate of incorporation (as amended and restated, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware. The Certificate of Incorporation is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and a summary of certain provisions of the Certificate of Incorporation is set forth under the caption “Description of Capital Stock” in the Company’s prospectus, dated October 6, 2021 (the “Prospectus”), filed pursuant to rule 424(b) of the Securities Act. Such description and exhibit are incorporated herein by reference.

Amended and Restated Bylaws

As contemplated in the Registration Statement, on October 12, 2021, in connection with the closing of the IPO, the Company’s third amended and restated bylaws (as amended and restated, the “Bylaws”) became effective. The Bylaws are attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and a summary of certain provisions of the Bylaws is set forth under the caption “Description of Capital Stock” in the Prospectus. Such description and exhibit are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Life Time Group Holdings, Inc.

3.2	Third Amended and Restated Bylaws of Life Time Group Holdings, Inc.

10.1	Third Amended and Restated Stockholders Agreement, dated October 6, 2021, among the Company and certain of its stockholders.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Life Time Group Holdings, Inc.

Date: October 12, 2021	By:	/s/ Thomas E. Bergmann
Thomas E. Bergmann
Chief Financial Officer